EXHIBIT 24



                                POWER OF ATTORNEY

         The undersigned does hereby constitute and appoint William G. Van Dyke, Norman C. Linnell, Amy C. Becker and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2003, pursuant to
Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf said report so signed for filing with the Securities and Exchange Commission.



Dated: September 19, 2003



                                       /s/ Guillaume Bastiaen
                                       -----------------------------------------
                                       Signature

                                POWER OF ATTORNEY

         The undersigned does hereby constitute and appoint William G. Van Dyke, Norman C. Linnell, Amy C. Becker and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2003, pursuant to
Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf said report so signed for filing with the Securities and Exchange Commission.



Dated: September 19, 2003



                                       /s/ Janet M. Dolan
                                       -----------------------------------------
                                       Signature

                                POWER OF ATTORNEY

         The undersigned does hereby constitute and appoint William G. Van Dyke, Norman C. Linnell, Amy C. Becker and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2003, pursuant to
Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf said report so signed for filing with the Securities and Exchange Commission.



Dated: September 19, 2003



                                       /s/ Jack W. Eugster
                                       -----------------------------------------
                                       Signature

                                POWER OF ATTORNEY

         The undersigned does hereby constitute and appoint William G. Van Dyke, Norman C. Linnell, Amy C. Becker and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2003, pursuant to
Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf said report so signed for filing with the Securities and Exchange Commission.



Dated: September 26, 2003



                                       /s/ John F. Grundhofer
                                       -----------------------------------------
                                       Signature

                                POWER OF ATTORNEY

         The undersigned does hereby constitute and appoint William G. Van Dyke, Norman C. Linnell, Amy C. Becker and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2003, pursuant to
Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf said report so signed for filing with the Securities and Exchange Commission.



Dated: September 26, 2003



                                       /s/ Kendrick B. Melrose
                                       -----------------------------------------
                                       Signature

                                POWER OF ATTORNEY

         The undersigned does hereby constitute and appoint William G. Van Dyke, Norman C. Linnell, Amy C. Becker and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2003, pursuant to
Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf said report so signed for filing with the Securities and Exchange Commission.



Dated: September 19, 2003



                                       /s/ Paul David Miller
                                       -----------------------------------------
                                       Signature

                                POWER OF ATTORNEY

         The undersigned does hereby constitute and appoint William G. Van Dyke, Norman C. Linnell, Amy C. Becker and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2003, pursuant to
Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf said report so signed for filing with the Securities and Exchange Commission.



Dated: September 19, 2003



                                       /s/ Jeff Noddle
                                       -----------------------------------------
                                       Signature

                                POWER OF ATTORNEY

         The undersigned does hereby constitute and appoint William G. Van Dyke, Norman C. Linnell, Amy C. Becker and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2003, pursuant to
Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf said report so signed for filing with the Securities and Exchange Commission.



Dated: September 19, 2003



                                       /s/ Stephen W. Sanger
                                       -----------------------------------------
                                       Signature

                                POWER OF ATTORNEY

         The undersigned does hereby constitute and appoint William G. Van Dyke, Norman C. Linnell, Amy C. Becker and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal Year 2003, pursuant to
Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf said report so signed for filing with the Securities and Exchange Commission.



Dated: September 19, 2003



                                       /s/ John Wiehoff
                                       -----------------------------------------
                                       Signature